Exhibit 10.15

THIS OFFERING IS ONLY BEING MADE TO U.S. PERSONS (AS THAT TERM IS DEFINED IN REGULATION S), RESIDENTS OF ALBERTA, RESIDENTS OF ONTARIO, AND PERSONS WHO RESIDE OUTSIDE OF THE UNITED STATES AND CANADA. IN ADDITION, THIS OFFERING IS ONLY BEING MADE IN JURISDICTIONS WHERE THE UNITS MAY BE LAWFULLY OFFERED FOR SALE. NO OFFER IS MADE NOR WILL BE SUBSCRIPTIONS BE ACCEPTED FROM RESIDENTS OF ANY JURISDICTION WHERE THE OFFER AND SALE OF THE UNITS WILL CONTRAVENE APPLICABLE SECURITIES LAWS.

QUINCY RESOURCES INC.

PRIVATE PLACEMENT
700,000 UNITS
USD 105,000

Instructions to purchaser

1. Complete all the information in the boxes on page 1 and sign where indicated with an "X".

2. If you are resident in Alberta or Ontario and you are an "accredited investor", then complete the "Accredited Investor Questionnaire" that starts on page 5 and sign where indicated with an "X". The purpose of the questionnaire is to determine whether you meet the standards for participation in a private placement under section 2.3 of Ontario Securities Commission Rule 45-501 and section 5.1 of Multilateral Instrument 45-103 adopted by the Alberta Securities Commission.

3. If you are resident in Alberta and you are a family, friend or business associate of a director or senior officer of Quincy Resources Inc. , then complete the "Family, Friend or Business Associate Questionnaire" that starts on page 8.

4. If you are a U.S. Person, complete the "Certification for compliance with U.S. securities laws" that starts on page 12 and sign where indicated with an "X". The purpose of the Certification is to determine whether you meet the standards for participation in a private placement under Rule 506 of Regulation D promulgated by the Securities and Exchange Commission.

This is page 1 of 21 pages of a subscription agreement and related appendixes, schedules and forms. Collectively, these pages together are referred to as the "Subscription Agreement".

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

TO: Quincy Resources Inc. (the "Issuer"), of Hancock, Michigan, United States of America

Subject and pursuant to the terms set out in the Terms on pages 2 to 4, the General Provisions on pages 14 to 21 and the other schedules and appendixes incorporated by reference, the undersigned (the "Purchaser") hereby irrevocably subscribes for, and on Closing will purchase from the Issuer, the following securities on the following terms:

_________________ Units consisting of one common share of the Issuer and one-half of one warrant to purchase one additional common share of the Issuer (all as more fully defined and described below). For a total subscription of USD __________________

The Purchaser directs the Issuer to issue, register and deliver the certificates representing the Securities as follows:

REGISTRATION INSTRUCTIONS:

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Name to appear on certificate

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Account reference, if applicable

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Address

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DELIVERY INSTRUCTIONS:

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Name and account reference, if applicable

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Contact name

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Address

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Telephone number

EXECUTED by the Purchaser this _______ day of _____________, 2002.

WITNESS:

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Signature of witness

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Name of witness

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Address of witness

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ACCEPTED this _______ day of ___________, 2002.

QUINCY RESOURCES INC.

Per:

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Authorized signatory

EXECUTION BY PURCHASER:

X ----------------------------------
Signature of individual (if Purchaser is an individual)

X ----------------------------------
Authorized signatory (if Purchaser is not an individual)

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Name of Purchaser (please print)

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Name of authorized signatory (please print)

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Address of Purchaser (residence if an individual)

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Telephone Number

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E-Mail Address

By signing this acceptance, the Issuer agrees to be bound by the Terms on pages 2 to 4, the General Provisions on pages 14 to 21 and the other schedules and appendixes incorporated by reference.

Page 2	Subscription Agreement (with related appendixes, schedules and forms)

TERMS
Reference date of this Agreement September 19, 2002 (the "Subscription Date")

The Offering
The Issuer Quincy Resources Inc.
Offering The offering consists of a maximum of 700,000 Units at a price of USD 0.15 per Unit for gross proceeds to the Issuer of USD 105,000 (the "Offering").
Units Each Unit consists of one share of the Issuers common stock (a "Unit Share") and one-half of one non-transferable share purchase warrant (a "Warrant").

Warrants Each whole Warrant entitles the holder thereof to purchase one additional share of the Issuers common stock (a "Warrant Share") at a price of USD 0.25 per Warrant Share at any time until the close of business on the first anniversary of the Closing Date.

Purchased Securities The "Purchased Securities" are the Units consisting of one Unit Share and one-half of one Warrant.
Price USD 0.15 per Unit.

Additional provisions The Unit Shares and the Warrants will be issued and registered in the name of the purchasers or their nominees.

Subject to the Applicable Legislation, the Unit Shares and any Warrant Shares issued upon exercise of the Warrants will be transferable. The Warrants are not transferable.

The certificates representing the Warrants will contain, among other things, provisions for the appropriate adjustment in the class and number of the Warrant Shares issued upon the exercise of the Warrants on the occurrence of certain events, including any subdivision, consolidation or re classification of the shares of the Issuer, the payment of stock dividends and any amalgamation of the Issuer.

The issuance of the Units in the Offering will not restrict or prevent the Issuer from obtaining any other financing, or from issuing additional securities or rights.

Selling Jurisdictions The Units may be sold in the United States, Alberta, Ontario and in jurisdictions outside of Canada and the United States (the "Selling Jurisdictions") solely in accordance with available exemptions and applicable law.

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Exemptions The Offering will be made in accordance with the following exemptions from the prospectus and registration requirements:

(a) in the United States, Rule 506 of Regulation D promulgated under the U.S. Securities Act of 1933; and

(b) in Alberta, the "accredited purchaser" exemption (s. 5.1, Multilateral Instrument MI 45-103) or the "family, friends and business associates" exemption (s. 5.1, Multilateral Instrument MI 45-103) and Regulation S of the U.S. Securities Act of 1933;

(c) in Ontario, the "accredited investor" exemption (Rule 45-501 of the Ontario Securities Commission) and Regulation S of the U.S. Securities Act of 1933; and

(d) outside of the United States and Canada, Regulation S of the U.S. Securities Act of 1933.

Closing Date Payment for, and delivery of, the Common Shares is scheduled to occur on or before October 15, 2002 (the "Closing Date") or such other date as determined by the Issuer, in its sole discretion.

Additional Definitions In this Subscription Agreement the following words have the following meanings unless otherwise indicated:

(a) "Purchased Securities" means the Units purchased under the Subscription Agreement; and

(b) "Securities" means the Unit Shares and the Warrants, together with any Warrant Shares issued on the exercise of the Warrants.

Resale restrictions and legends Upon the closing of the Offering the Unit Shares will be subject to a one year hold period plus a percentage of the Unit Shares will become unrestricted securities in each quarter during the second year after the closing of the Offering.

Any Warrant Shares issued upon exercise of the Warrants will be subject to a one year hold period from the date of exercise plus a percentage of the Warrant Shares will become unrestricted securities in each quarter during the second year after the date of exercise of the Warrants.

The Purchaser acknowledges that the certificates representing the Unit Shares and the Warrant Shares will bear a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT") OR OTHER APPLICABLE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) IN ACCORDANCE WITH THE PROVISIONS OF REGULATIONS S, RULE 901 THROUGH RULE 905, AND PRELIMINARY NOTES UNDER THE U.S. SECURITIES ACT OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

In addition to the preceding, the Unit Shares and the Warrant Shares will be subject to an indefinite hold period in the provinces of Alberta and Ontario and can only be resold in those jurisdictions in compliance with an exemption from the prospectus and registration requirements in those jurisdictions.

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The Warrants are non-transferable. Purchasers are advised to consult with their own legal counsel or advisors to determine the resale restrictions which may be applicable to them.

The Issuer
Jurisdiction of organization The Issuer is incorporated under the laws of Nevada.

Authorized and outstanding capital The authorized capital of the Issuer is 200,000,000 shares of common stock par value USD0.001 per share. The issued capital of the Issuer is 10,026,500 shares of common stock.

"Securities Legislation Applicable to the Issuer" The United States Securities Act of 1933, the Securities Act (Alberta) and the Securities Act (Ontario), together with the regulations and rules made and promulgated thereunder and all administrative policy statements, orders and rulings, notices and other administrative directions issued by the Commissions (as defined below).

END OF TERMS
Page 5	Subscription Agreement (with related appendixes, schedules and forms)

Accredited Investor Questionnaire

(Capitalized terms not specifically defined in this Questionnaire have the meaning ascribed to them in the Subscription Agreement to which this Schedule is attached.)

In connection with the execution of the Subscription Agreement to which this Schedule is attached, the undersigned (the "Purchaser") represents and warrants to the Issuer that:

If I am an individual (that is, a natural person and not a corporation, partnership, trust or other entity), then I satisfy one or more of the categories indicated below (please place an "X" on the appropriate lines):

____ Category 1 An individual who, either alone or jointly with a spouse, beneficially owns financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds CAD 1,000,000, where "financial assets" means cash and securities and "related liabilities" means (i) liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or (ii) liabilities that are secured by financial assets

____ Category 2 An individual whose net income before taxes exceeded CAD 200,000 in each of the two most recent years or whose net income before taxes combined with that of a spouse exceeded CAD 300,000 in each of the two most recent years and who, in either case, reasonably expects to exceed that net income level in the current year

____ Category 3 An individual registered under the securities legislation of any province or territory of Canada, as an adviser or dealer, other than a limited market dealer registered under the Securities Act (Ontario)

____ Category 4 An individual registered or formerly registered under the securities legislation of any province or territory of Canada as a representative of a person or company registered under the securities legislation of any province or territory of Canada, as an adviser or dealer, other than a limited market dealer registered under the Securities Act (Ontario)

Categories 5 to 8 apply only to persons resident in Ontario only

____ Category 5 A promoter of the Issuer or an affiliated entity of a promoter of the Issuer

____ Category 6 A spouse, parent, grandparent or child of an officer, director or promoter of the Issuer

____ Category 7 A person that, in relation to the Issuer, is an affiliated entity

____ Category 8 A person that, in relation to the Issuer, is a person referred to in clause (c) of the definition of distribution in subsection 1(1) of the Securities Act (Ontario) (commonly known as a "control person")

If the Purchaser is NOT an individual (that is, the Purchaser is a corporation, partnership, trust or other entity other than an individual), then the Purchaser satisfies one or more of the categories indicated below (please place an "X" on the appropriate lines):

____ Category 9 A bank listed in schedule I or II of the Bank Act (Canada), or an authorized foreign bank listed in schedule III of the Bank Act (Canada)
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____ Category 10 The Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada)

____ Category 11 A loan corporation or trust company that, in each case, is authorized to carry on business in Canada or a province or territory of Canada

____ Category 12 A credit union or caisse populaire that, in each case, is authorized to carry on business in Canada or a province or territory of Canada

____ Category 13 An association under the Cooperative Credit Associations Act (Canada) located in Canada

____ Category 14 An insurance company authorized to carry on business in Canada or a province or territory of Canada

____ Category 15 A subsidiary of any company referred to in Categories 9 to 14 where the company owns all of the voting shares of the subsidiary

____ Category 16 A person or company registered under the securities legislation of any province or territory of Canada, as an adviser or dealer, other than a limited market dealer registered under the Securities Act (Ontario)

____ Category 17 A pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a provincial pension commission or similar regulatory authority

____ Category 18 A company, syndicate, partnership, trust or unincorporated organization organized outside of Canada that is analogous to any of the entities referred to in Categories 9 to 17 in form and function

____ Category 19 The government of Canada or a province, or any crown corporation or agency of the government of Canada or a province

____ Category 20 A municipality in Canada

____ Category 21 Any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government

____ Category 22 A registered charity under the Income Tax Act (Canada)

____ Category 23 A company, limited partnership, limited liability partnership, trust or estate, other than a mutual fund or non-redeemable investment fund, that had net assets of at least CAD 5,000,000 as reflected in its most recently prepared financial statements

____ Category 24 A mutual fund or non-redeemable investment fund that, in the province or territory where the securities of the Issuer are being sold, distributes its securities only to persons or companies that are accredited investors

____ Category 25 A mutual fund or non-redeemable investment fund that, in the province or territory where the securities of the Issuer are being sold, distributes its securities under a prospectus for which the regulator has issued a receipt
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____ Category 26 An investment portfolio account of a client established in writing with a portfolio adviser who makes investment decisions for the account and has full discretion to trade in securities of the account without requiring the clients express consent to a transaction

____ Category 27 A person or company in respect of which all of the owners of interests, direct or indirect, legal or beneficial, are persons or companies that are accredited investors

Categories 28 to 30 apply only to persons resident in Ontario only

____ Category 28 A promoter of the Issuer or an affiliated entity of a promoter of the Issuer

____ Category 29 A person or company that, in relation to the Issuer, is an affiliated entity

The statements made in this Questionnaire are true and accurate to the best of my information and belief and I will promptly notify the Issuer of any changes in the answers.
Dated _______________ , 2002.

X ----------------------------------
Signature of individual (if Purchaser is an individual)

X ----------------------------------
Authorized signatory (if Purchaser is not an individual)

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Name of Purchaser (please print)

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Name of authorized signatory (please print)

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Official capacity of authorized signatory (please print)

Page 8	Subscription Agreement (with related appendixes, schedules and forms)

Family, Friend or Business Associate Questionnaire

(Capitalized terms not specifically defined in this Questionnaire have the meaning ascribed to them in the Subscription Agreement to which this Schedule is attached.)

In connection with the execution of the Subscription Agreement to which this Schedule is attached, the undersigned (the "Purchaser") represents and warrants to the Issuer that:

If I am an individual (that is, a natural person and not a corporation, partnership, trust or other entity), then I satisfy one or more of the categories indicated below (please place an "X" on the appropriate lines):

____ Category 1 A director, senior officer or control person of the Issuer, or of an affiliate of the Issuer

____ Category 2 A spouse, parent, grandparent, brother, sister, or child of [insert name], a director, senior officer or control person of the Issuer, or of an affiliate of the Issuer

____ Category 3 A close personal friend of [insert name], a director, senior officer or control person of the Issuer, or of an affiliate of the Issuer

____ Category 4 A close business associate of [insert name], a director, senior officer or control person of the Issuer, or of an affiliate of the Issuer

If the Purchaser is NOT an individual (that is, the Purchaser is a corporation, partnership, trust or other entity other than an individual), then the Purchaser satisfies one or more of the categories indicated below (please place an "X" on the appropriate lines):

____ Category 5 A person or company that is wholly-owned by any combination of the persons described above

The foregoing statements are true and accurate to the best of my information and belief and I will promptly notify the Issuer of any changes in the foregoing answers.
Dated _______________ , 2002.

X ----------------------------------
Signature of individual (if Purchaser is an individual)

X ----------------------------------
Authorized signatory (if Purchaser is not an individual)

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Name of Purchaser (please print)

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Name of authorized signatory (please print)

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Official capacity of authorized signatory (please print)

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Provisions applicable to a purchaser resident in Alberta

IMPORTANT NOTE: the following provisions are applicable ONLY if the Purchaser is resident in Alberta.

Additional definitions

In the following provisions applicable to a purchaser resident in Alberta and the Subscription Agreement (including the first (cover) page and all of the appendixes), the following words have the following meanings unless otherwise indicated:

(a) "Accredited Investor" means a person who falls into one of the categories set out in the "Accredited Investor Questionnaire" that starts on page *;

(b) "Family, Friend or Business Associate" means a person who falls into one of the categories set out in the "Family, Friend or Business Associate Questionnaire" that starts on page 8;

(c) "Applicable Legislation" includes the Securities Act (Alberta);

(d) "Commissions" includes the Alberta Securities Commission;

(e) "Securities Act (Alberta)" means the Securities Act, R.S.A. 2000, c. S-4, as amended, and the regulations and rules made thereunder and all administrative policy statements, blanket orders, notices, directions and rulings issued by the Alberta Securities Commission.

Applicable exemptions

IN ADDITION to the representations and warranties in the General Provisions (on pages 14 to 21), the Purchaser represents and warrants to the Issuer that, as of the date of this Subscription Agreement and as of the Closing, the Purchaser falls into one of the following categories:

(a) the Purchaser is:

(i) an Accredited Investor; or

(ii) a Family, Friend or Business Associate; and

the Purchaser is either

(iii) purchasing the Purchased Securities as principal and no other person, corporation, firm or other organization will have a beneficial interest in the Purchased Securities; or

(iv) if not purchasing the Purchased Securities as principal, is duly authorized to enter into this Subscription Agreement and to execute all documentation in connection with the purchase on behalf of each beneficial purchaser, it acknowledges that the Issuer may in the future be required by law to disclose on a confidential basis to securities regulatory authorities the identity of each beneficial purchaser of Purchased Securities for whom it may be acting, and is

(A) trading for accounts fully managed by it and is a trust corporation trading as trustee or an agent, a portfolio manager trading as an agent, or a person or company trading as an agent that, except for an exemption under the Securities Act (Alberta) or the rules thereunder, is required to be registered as a portfolio manager; or

(B) acting as agent for one or more disclosed principals, each of which principals is purchasing as a principal for its own account, not for the benefit of any other person, and not with a view to the resale or

Page 10	Subscription Agreement (with relatedappendixes, schedules and forms)

distribution of all or any of the Purchased Securities and each of which principals complies with Clauses (i) or (ii).

Additional representations

IN ADDITION to the representations and warranties in the General Provisions (on pages 14 to 21), the Purchaser also represents and warrants to the Issuer that, as of the date of this Subscription Agreement and as of the Closing the Purchaser is not a "control person" of the Issuer as defined in the Securities Act (Alberta), will not become a "control person" by virtue of this purchase of any of the Purchased Securities, and does not intend to act in concert with any other person to form a control group of the Issuer.
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Provisions applicable to a purchaser resident in Ontario

IMPORTANT NOTE: the following provisions are applicable ONLY if the Purchaser is resident in Ontario.

Additional definitions

In the following provisions applicable to a purchaser resident in Ontario and the Subscription Agreement (including the first (cover) page and all of the appendixes), the following words have the following meanings unless otherwise indicated:

(a) "Accredited Investor" a person who falls into one of the categories set out in the "Accredited Investor Questionnaire" that starts on page *;

(b) "Applicable Legislation" includes the Securities Act (Ontario);

(c) "Commissions" includes the Ontario Securities Commission;

(d) "Securities Act (Ontario)" means the Securities Act, R.S.O. 1990, c. S.5, as amended.

Additional representations

IN ADDITION to the representations and warranties in the General Provisions (on pages 14 to 21), the Purchaser also represents and warrants to the Issuer that, as of the date of this Subscription Agreement and as of the Closing:

(a) the Purchaser is an Accredited Investor and it is purchasing the Purchased Securities as principal; or

(b) if not purchasing the Purchased Securities as principal, it is duly authorized to enter into this subscription and to execute all documentation in connection with the purchase on behalf of each beneficial purchaser, it acknowledges that the Issuer may in the future be required by law to disclose on a confidential basis to securities regulatory authorities the identity of each beneficial purchaser of Purchased Securities for whom it may be acting, and it is acting as agent for one or more disclosed principals, each of which principals is purchasing as principal for its own account, not for the benefit of any other person, and not with a view to the resale or distribution of all or any of the Purchased Securities and each of which principals is an Accredited Investor; and

(c) the Purchaser is not a "control person" of the Issuer (that is, a person or company that, in relation to the issuer, is an affiliated entity or a person or company referred to in clause (c) of the definition of distribution in subsection 1(1) of the Securities Act (Ontario)), will not become a "control person" by virtue of this purchase of any of the Purchased Securities, and does not intend to act in concert with any other person to form a control group of the Issuer.
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Certification for compliance with U.S. Securities Laws

(Capitalized terms not specifically defined in this Certification have the meaning ascribed to them in the Subscription Agreement to which this Schedule is attached.)

In connection with the execution of the Subscription Agreement to which this Certification is attached, the Purchaser represents, warrants and covenants to the Issuer that as of the date of the Purchasers signature below and as of the Closing Date:

(a) The Purchaser understands that an investment in the Securities involves a high degree of risk. The Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and it is able to bear the economic risk of loss of its entire investment.

(b) The Issuer has provided to the Purchaser the opportunity to conduct a due diligence investigation of the Issuer and to ask questions of and receive answers from management of the Issuer concerning the terms and conditions of the offering and the Purchaser has had access to such information concerning the Issuer as it considers necessary or appropriate in connection with its investment decision to acquire the Securities.

(c) The Purchaser is acquiring the Purchased Securities for its own account, for investment purposes only and not with a view to or for sale in connection with, the distribution thereof, and the Purchaser has no present intention of distributing or selling such Purchased Securities.

(d) The Purchaser understands the Securities have not been and will not be registered under the United States Securities Act of 1933, as amended (the "1933 Act") or the securities laws of any state of the United States and that the sale contemplated hereby is being made in reliance on the exemption from the registration requirements afforded by Regulation D under the 1933 Act for sales to "accredited investors".

(e) The Purchaser satisfies one or more of the "accredited investor" categories indicated below (please place an "X" on the appropriate lines):

____ Category 1 An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of USD 5,000,000;

____ Category 2 A natural person whose individual net worth, or joint net worth with that persons spouse, at the date of this Certification exceeds USD 1,000,000;

____ Category 3 A natural person who had an individual income in excess of USD 200,000 in each of the two most recent years or joint income with that persons spouse in excess of USD 300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

____ Category 4 A trust that (a) has total assets in excess of USD 5,000,000, (b) was not formed for the specific purpose of acquiring the Securities and (c) is directed in its purchases of securities by a person who has such knowledge and experience in financial and business matters that he/she is capable of evaluating the merits and risks of an investment in the Securities;

____ Category 5 An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

____ Category 6 A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;
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____ Category 7 A private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940; or

____ Category 8 An entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories.

(f) The Purchaser has not purchased the Purchased Securities as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, television or other form of telecommunications, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

(g) The Purchaser shall not offer, sell, pledge or otherwise transfer the Securities except (1) in accordance with the provisions of Regulation S, (2) pursuant to an effective registration statement under the 1933 Act, or (3) pursuant to an available exemption from the registration requirements of the 1933 Act, in each case in accordance with all applicable securities laws.

(h) The certificates representing the Securities (and any certificates issued in exchange or substitution for the Securities) will bear a legend stating to the effect that such securities (1) have not been registered under the 1933 Act or any other applicable securities laws, (2) have been acquired for investment and not with a view toward resale or distribution, and (3) may not be offered, sold, pledged, or otherwise transferred except (A) in accordance with the provisions of Regulation S, (B) pursuant to an effective registration statement under the 1933 Act, or (C) pursuant to an available exemption from the registration requirements of the 1933 Act, in each case in accordance with all applicable securities laws. Delivery of certificates bearing such a legend may not constitute "good delivery" in settlement of transactions on Canadian stock exchanges or over-the-counter markets.

(i) The Purchaser understands and agrees that there may be material tax consequences to the Purchaser of an acquisition or disposition of the Securities. The Issuer gives no opinion and makes no representation with respect to the tax consequences to the Purchaser under United States, state, local or foreign tax law of the undersigneds acquisition or disposition of such Securities.

(j) The Purchaser consents to the Issuer making a notation on its records or giving instructions to any transfer agent of the Issuer in order to implement the restrictions on transfer set forth and described in this Certification and the Subscription Agreement.
Dated _______________ , 2003.

X ----------------------------------
Signature of individual (if Purchaser is an individual)

X ----------------------------------
Authorized signatory (if Purchaser is not an individual)

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Name of Purchaser (please print)

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Name of authorized signatory (please print)

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Official capacity of authorized signatory (please print)

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GENERAL PROVISIONS

1. DEFINITIONS

1.1 In the Subscription Agreement (including the first (cover) page, the Terms on pages 2 to 4, the General Provisions on pages 14 to 21 and the other schedules and appendixes incorporated by reference), the following words have the following meanings unless otherwise indicated:

(a) "1933 Act" means the United States Securities Act of 1933, as amended;

(b) "Applicable Legislation" means the Securities Legislation Applicable to the Issuer (as defined on page 3) and all legislation incorporated in the definition of this term in other parts of the Subscription Agreement, together with the regulations and rules made and promulgated under that legislation and all administrative policy statements, blanket orders and rulings, notices and other administrative directions issued by the Commissions;

(c) "Closing" means the completion of the sale and purchase of the Purchased Securities;

(d) "Closing Date" has the meaning assigned in the Terms;

(e) "Commissions" means all securities commissions incorporated in the definition of this term in other parts of the Subscription Agreement and the Securities and Exchange Commission;

(f) "Final Closing" means the last closing under the Private Placement;

(g) "General Provisions" means those portions of the Subscription Agreement headed "General Provisions" and contained on page 14 to 21;

(h) "Private Placement" means the offering of the Purchased Securities on the terms and conditions of this Subscription Agreement;

(i) "Purchased Securities" has the meaning assigned in the Terms;

(j) "Regulation S" means Regulation S promulgated under the 1933 Act;

(k) "Regulatory Authorities" means the Commissions;

(l) "Securities" has the meaning assigned in the Terms;

(m) "Subscription Agreement" means the first (cover) page, the Terms on pages 2 to 4, the General Provisions on pages 14 to 21 and the other schedules and appendixes incorporated by reference; and

(n) "Terms" means those portions of the Subscription Agreement headed "Terms" and contained on page 2 to 4.

1.2 In the Subscription Agreement, the following terms have the meanings defined in Regulation S: "U.S. Person" and "United States".

1.3 In the Subscription Agreement, unless otherwise specified, currencies are indicated with the ISO 4217 currency code so that, as examples, Canadian dollars are indicated with the prefix "CAD" and United States dollars are indicated with the prefix "USD".
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1.4 In the Subscription Agreement, other words and phrases that are capitalized have the meaning assigned in the Subscription Agreement.

2. REPRESENTATIONS AND WARRANTIES OF PURCHASER

2.1 Acknowledgements concerning offering

The Purchaser acknowledges that:

(a) this Subscription is irrevocable by the Purchaser and may be rejected by the Issuer in whole or in part;

(b) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

(c) there is no government or other insurance covering the Securities;

(d) there are risks associated with the purchase of the Securities;

(e) there are legal and contractual restrictions on the Purchasers ability to resell or otherwise dispose of the Securities and it is the responsibility of the Purchaser to find out what those restrictions are and to comply with them; and

(f) the Issuer has advised the Purchaser that the Issuer is relying on an exemption from the requirements to provide the Purchaser with a prospectus and to sell securities through a person registered to sell securities under the Applicable Legislation and, as a consequence of acquiring securities pursuant to this exemption, certain protections, rights and remedies provided by the Applicable Legislation, including statutory rights of rescission or damages, will not be available to the Purchaser.

2.2 Representations by all purchasers

The Purchaser represents and warrants to the Issuer that, as of the date of this Subscription Agreement and as of the Closing Date:

(a) the Purchaser is purchasing the Purchased Securities as principal for its own account and not for the benefit of any other person

(b) no prospectus has been filed by the Issuer with the Commissions in connection with the issuance of the Purchased Securities, the issuance is exempted from the prospectus and registration requirements of the Applicable Legislation and:

(i) the Purchaser is restricted from using most of the civil remedies available under the Applicable Legislation;

(ii) the Purchaser may not receive information that would otherwise be required to be provided to the Purchaser under the Applicable Legislation; and

(iii) the Issuer is relieved from certain obligations that would otherwise apply under the Applicable Legislation;

(c) to the best of the Purchasers knowledge, the Securities were not advertised;

(d) no person has made to the Purchaser any written or oral representations:
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(i) that any person will resell or repurchase the Securities;

(ii) that any person will refund the purchase price of the Purchased Securities;

(iii) as to the future price or value of any of the Securities; or

(iv) that any of the Securities will be listed and posted for trading on a stock exchange or that application has been made to list and post any of the Securities for trading on a stock exchange;

(e) this subscription has not been solicited in any other manner contrary to the Applicable Legislation or the 1933 Act;

(f) the Purchaser is at arms length (as that term is customarily defined) with the Issuer;

(g) the Purchaser acknowledges (i) that the Securities (A) have not been registered under the 1933 Act or any applicable laws of any state of the United States and (B) may not be offered or sold in the United States unless registered under the 1933 Act and all applicable securities laws of the states of the United States or an exemption from such registration requirements is available, and (ii) that the Issuer has no obligation or present intention of filing a registration statement under the 1933 Act in respect of the Securities;

(h) the Purchaser has not been organized for the purpose of subscribing for the Purchased Securities and has made all representations, warranties, covenants, acknowledgements, and understandings contained in this Subscription Agreement with respect to and on behalf of all of the beneficial owners of the Purchaser as well as the Purchaser;

(i) the Purchaser has been advised to consult its own legal and tax advisors with respect to applicable resale restrictions and tax considerations, and it is solely responsible for compliance with applicable resale restrictions and applicable tax legislation;

(j) the Purchaser has no knowledge of a "material fact" or "material change" (as those terms are defined in the Applicable Legislation) in the affairs of the Issuer that has not been generally disclosed to the public, save knowledge of this particular transaction;

(k) the offer made by this subscription is irrevocable (subject to the Purchasers right to withdraw the subscription and to terminate the obligations as set out in this Subscription Agreement) and requires acceptance by the Issuer;

(l) the Purchaser has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant to the Subscription Agreement and, if the Purchaser is an entity other than a natural person, the Purchaser is duly organized and validly existing under the laws of its jurisdiction of organization and has all requisite organizational power and authority to execute, deliver and perform its obligations under this Subscription Agreement;

(m) the entering into of this Subscription Agreement and the transactions contemplated hereby will not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Purchaser or of any agreement, written or oral, to which the Purchaser may be a party or by which the Purchaser is or may be bound;

(n) this Subscription Agreement has been duly executed and delivered by the Purchaser and constitutes a legal, valid and binding agreement of the Purchaser enforceable against the Purchaser in accordance with its terms, except as may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors rights and to general equity principles;
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(o) the Purchaser has been independently advised as to the applicable hold period imposed in respect of the Securities by securities legislation in the jurisdiction in which the Purchaser resides and confirms that no representation has been made respecting the applicable hold periods for the Securities and is aware of the risks and other characteristics of the Securities and of the fact that the Purchaser may not be able to resell the Securities except in accordance with the applicable securities legislation and regulatory policies;

(p) the Purchaser is resident in the jurisdiction set out on the first (cover) page of this Subscription Agreement;

(q) the Purchaser is capable of assessing the proposed investment as a result of the Purchasers financial and business experience or as a result of advice received from a registered person other than the Issuer or any affiliates of the Issuer; and

(r) if required by applicable securities legislation, policy or order or by any securities commission, stock exchange or other regulatory authority, the Purchaser will execute, deliver, file and otherwise assist the Issuer in filing, such reports, undertakings and other documents with respect to the issue of the Securities as may be required.

2.3 Representations, warranties, certifications and covenants by Canadian purchasers

The Purchaser, if a resident of Canada, represents, warrants, certifies and covenants to the Issuer, as of the date of this Subscription Agreement and as of the Closing Date, that:

(a) the Purchaser understands that the Securities have not been registered under the 1933 Act in reliance on an exemption contained in Regulation S, and that the Issuer is relying upon the truth and accuracy of the representations, warranties, covenants, acknowledgements and understandings of the Purchaser set forth herein in order to determine the applicability of such exemptions and the Purchasers suitability to purchase the Securities;

(b) the Purchaser is not, and at the time of the acquisition of the Purchased Securities will not be, a U.S. Person;

(c) the Purchaser is not, and at the time of the acquisition of the Purchased Securities will not be, acquiring the Purchased Securities for the account or benefit of a U.S. Person;

(d) upon consummation of the transactions contemplated by this Subscription Agreement, the Purchaser will be the sole beneficial owner of the Purchased Securities issued to it pursuant to this Subscription Agreement, and the Purchaser has not pre-arranged any sale with any purchaser or purchasers in the United States;

(e) the Purchaser is outside the United States; provided, that delivery of the Purchased Securities may be effected in the United States through the Purchasers agent as long as the Purchaser is outside the United States at the time of such delivery;

(f) the Purchaser understands that the Securities cannot be offered for sale, sold or otherwise transferred unless in accordance with the provisions of Regulation S, pursuant to registration under the 1933 Act, or pursuant to an available exemption from registration under the 1933 Act;
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(g) the Purchaser has no present intention to sell or otherwise transfer the Purchased Securities except in accordance with Regulation S, pursuant to registration under the 1933 Act, or pursuant to an available exemption from registration under the 1933 Act, in each case in accordance with all applicable securities laws;

(h) the Purchaser understands that the Issuer is required, under Rule 903 of Regulation S, to refuse to register the transfer of any of the Securities to be received by the Purchaser pursuant to this Subscription Agreement that are not transferred pursuant to a registration statement under the 1933 Act, in compliance with Regulation S, or otherwise pursuant to an available exemption from registration;

(i) the Purchaser will not, directly or indirectly, or through one or more intermediaries, maintain any short position in the Securities during the applicable distribution compliance period;

(j) the Purchaser will not engage in hedging transactions with regard to the Securities unless in compliance with the provisions of Regulation S, pursuant to registration under the 1933 Act, or pursuant to an exemption from the registration requirements of the 1933 Act;

(k) the Purchaser will resell the Securities only in accordance with the provisions of Regulation S, pursuant to a registration under the Securities Act, or pursuant to an available exemption from registration under the 1933; and

(l) upon exercising any Warrants, the purchaser will (i) give written certification that it is not a U.S. Person and such Warrants are not being exercised on behalf of a U.S. Person or (ii) give a written opinion of counsel (or other documentation reasonably acceptable to the Issuer) to the effect that such Warrants and the securities delivered upon exercise thereof have been registered under the 1933 Act or an exemption from such registration is available.

2.4 Reliance, indemnity and notification of changes

The representations, warranties, covenants acknowledgements and understandings of the Purchaser in this Subscription Agreement (including the first (cover) page, the Terms on pages 2 to 4, the General Provisions on pages 14 to 21 and the other schedules and appendixes incorporated by reference) are made by the Purchaser with the intent that they be relied upon by the Issuer in determining its suitability as a purchaser of Purchased Securities. The Purchaser hereby agrees to indemnify the Issuer, and its agents, officers, directors, employees and shareholders and their respective successors and assigns, from, against, and with respect to, against any and all claims, liabilities, obligations, losses, settlements, fines, deficiencies, damages, assessments, judgments, costs and expenses (including reasonable attorneys and accountants fees and costs and expenses reasonably incurred in investigating, preparing, defending against or prosecuting any litigation or claim, action, suit, proceeding or demand, interest, penalties and costs and expenses of enforcing the indemnification provided hereunder) of any kind or character, arising directly out of (a) any inaccuracy in any such representation or any breach of any such warranty; and (b) any failure by the Purchaser to perform or observe, or to have performed or observed, in full, any material covenant, agreement or condition to be performed or observed by it under this Subscription Agreement or under any certificates or other documents executed by the Purchaser in connection with this Subscription Agreement. The Purchaser undertakes to notify the Issuer immediately of any change in any representation, warranty or other information relating to the Purchaser set forth in the Subscription Agreement (including the first (cover) page, the Terms on pages 2 to 4, the General Provisions on pages 14 to 21 and the other schedules and appendixes incorporated by reference) which takes place prior to the Closing.

2.5 Survival of representations and warranties

The representations, warranties, certifications and covenants contained in this Section will survive the Closing.
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3.1 Representations and warranties of the Issuer

The Issuer represents and warrants that, as of the Subscription Date and at the Closing Date:

(a) the Issuer is a valid and subsisting corporation duly incorporated and in good standing under the laws of its jurisdiction of incorporation;

(b) the Issuer is duly registered and licensed to carry on business in the jurisdictions in which it carries on business or owns property where so required by the laws of that jurisdiction;

(c) the authorized capital of the Issuer consists of 200,000,000 shares of common stock, of which there were 10,026,500 shares issued and outstanding as of the Subscription Date as fully paid and non-assessable shares;

(d) the Issuer will reserve or set aside sufficient shares in its treasury to issue the Securities, and all such Securities will upon issuance be duly and validly issued as fully paid and non-assessable;

(e) the financial statements of the Issuer filed with the Securities and Exchange Commission have all been prepared in accordance with generally accepted accounting principles, accurately reflect the financial position and all material liabilities (accrued, absolute, contingent or otherwise) of the Issuer, and its subsidiaries, if any, as of the dates thereof, and no adverse material changes in the financial position of the Issuer have taken place since the date thereof, save in the ordinary course of the Issuers business;

(f) the Issuer has complied and will comply fully with the requirements of all applicable corporate and securities laws and administrative policies and directions in relation to all matters relating to the Private Placement;

(g) the issue and sale of the Securities by the Issuer does not and will not conflict with, and does not and will not result in a breach of, any of the terms of its incorporating documents or any agreement or instrument to which the Issuer is a party;

(h) there are no judgments against the Issuer or any of its subsidiaries, if any, which are unsatisfied, nor is the Issuer or any of its subsidiaries, if any, subject to any consent decrees or injunctions;

(i) this Agreement has been or will be by the Closing Date, duly authorized by all necessary corporate action on the part of the Issuer, and the Issuer has full corporate power and authority to undertake the Private Placement;

(j) the Issuer is a "reporting issuer" under section 12 of the Securities Exchange Act of 1934 and is not in default of any of the requirements of that Act;

(k) no order ceasing, halting or suspending trading in securities of the Issuer nor prohibiting the sale of such securities has been issued to and is outstanding against the Issuer or its directors, officers or promoters or against any other companies that have common directors, officers or promoters;

(l) no person, firm or corporation acting or purporting to act at the request of the Issuer is entitled to any brokerage, agency or finders fee in connection with the purchase and sale of the Securities described herein;

(m) the Issuer has not advertised the Securities; and
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(n) the warranties and representations in this section are true and correct and will remain so as of the Closing Date.

3.2 Survival of representations and warranties

The representations and warranties contained in this Section will survive the Closing.

4. CLOSING

4.1 The Purchaser acknowledges that, although Purchased Securities may be issued to other purchasers under the Private Placement concurrently with the Closing, there may be other sales of Purchased Securities under the Private Placement, some or all of which may close before or after the Closing. The Purchaser further acknowledges that there is a risk that insufficient funds may be raised on the Closing to fund the Issuers objectives and that further closings may not take place after the Closing.

4.2 On or before the end of the fifth business day before the Closing Date, the Purchaser will deliver to the Issuer the Subscription Agreement and all applicable schedules and required forms, duly executed, and payment in full for the total price of the Purchased Securities to be purchased by the Purchaser.

4.3 At Closing, the Issuer will deliver to the Purchaser or its nominee the certificates representing the Purchased Securities purchased by the Purchaser registered in the name of the Purchaser or its nominee.

5. MISCELLANEOUS

5.1 The Purchaser shall not sell, assign, pledge, transfer or otherwise dispose of the Securities except in accordance with the requirements of all applicable securities laws, any legends placed on the Securities, and the terms and conditions of this Subscription Agreement.

5.2 The Purchaser hereby authorizes the Issuer to correct any minor errors in, or complete any minor information missing from any part of the Subscription Agreement and any other schedules, forms, certificates or documents executed by the Purchaser and delivered to the Issuer in connection with the Private Placement.

5.3 The Issuer will be entitled to rely on delivery by fax machine of an executed copy of this subscription, and acceptance by the Issuer of such faxed copy will be equally effective to create a valid and binding agreement between the Purchaser and the Issuer in accordance with the terms of the Subscription Agreement.

5.4 Notwithstanding anything else in this Subscription Agreement to the contrary, this Subscription Agreement and the transactions contemplated hereby are conditional upon and subject to the Issuers having obtained such regulatory approval of this Subscription Agreement and the transactions contemplated by this Subscription Agreement as the Issuer, in its sole discretion, considers necessary.

5.5 This Subscription Agreement is not assignable or transferable by either party hereto without the prior written consent of the other party hereto.

5.6 Time is of the essence of this Subscription Agreement.

5.7 Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with respect to the Securities and there are no other terms, conditions, representations or warranties whether expressed, implied, oral or written, by statute, by common law, by the Issuer, or by anyone else.

5.8 This Subscription Agreement may be modified and amended only by written agreement executed by all the parties hereto.

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5.9 This Subscription Agreement enures to the benefit of and is binding upon the parties to this Subscription Agreement and their successors and permitted assigns. Nothing in this Subscription Agreement shall be construed to create any rights or obligations except among the parties hereto, and except as provided in Subsection 2.6, no person or entity shall be regarded as a third-party beneficiary of this Subscription Agreement.

5.10 All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving partys address as set forth below or to such other address as a party may designate by notice hereunder, and shall be either (a) delivered by hand, (b) made by facsimile transmission (receipt confirmed), (c) sent by international overnight or express courier, or (d) sent by registered mail, return receipt requested, postage prepaid.

If to Issuer:

Quincy Resources Inc.
309 Center Street
Hancock, MI, USA 49930

Attn: Daniel T. Farrell

If to Purchaser, to the address set forth above.

All notices, requests, consents and other communications hereunder shall be deemed to have been given either (w) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above, (x) if made by facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise, (y) if sent by overnight or express courier, on the business day following the day such notice is delivered to the courier service, or (z) if sent by registered mail, on the fifth business day following the day such mailing is made.

5.11 This Subscription Agreement is to be read with all changes in gender or number as required by the context. The headings and captions of the various subdivisions of this Subscription Agreement are for the convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

5.12 This Subscription Agreement will be governed by and construed in accordance with the internal laws of the state of Nevada (without reference to its rules governing the choice or conflict of laws that would cause the laws of any other jurisdiction to be applied), and the parties hereto irrevocably attorn and submit to the exclusive jurisdiction of the courts of Michigan with respect to any dispute related to this Subscription Agreement.

ENF OF GENERAL PROVISIONS

END OF SUBSCRIPTION AGREEMENT